                                                                 EXHIBIT 99.2(b)

BEDFORD FALLS INVESTORS, L.P.
660 Madison Avenue
20th Floor
New York, N.Y. 10021

(212) 486-8100
Fax: (212) 355-7480


                                          August 10, 1995


National Convenience Stores Incorporated
100 Waugh Drive
Houston, TX 77007

Attention: A.J. Gallerano, Senior Vice President, General Counsel and Secretary

Ladies and Gentlemen:

       Bedford Falls Investors, L.P., a Delaware limited partnership ("Bedford"), the record holder of 100 shares of common stock, par value $.01 per share, of National Convenience Stores Incorporated (the "Company"), hereby furnishes written notice in accordance with Article 1, Section 9 (c) of the Company's By-Laws (the "By-Laws"), that Bedford intends to nominate Jeffrey E. Schwarz, Lawrence E. Golub, Michael P. Fleischer and Joseph F. Mazzella (each a "Nominee") for election as Directors of the Company at the next Annual Meeting of Stockholders to be held by the Company (the "Meeting") and any postponements or adjournments thereof. Bedford currently intends to nominate Robert F. Lietzow, Jr. (additionally, a "Nominee") for the additional directorship referred to in the following paragraph.

       Pursuant to Article VIII of the By-Laws, and subject to Bedford's right to reconsider, Bedford intends to make motions at the Meeting to amend Article II, Section 1 of the By-Laws and to set the number of Directors to be elected at the Meeting to five. Bedford further intends to make a motion at the Meeting to designate such new directorship as Class III and to nominate Mr. Lietzow to such new directorship.

       Please find attached hereto and incorporated herein by this reference:
(1) "Exhibit A" which sets forth (i) the name, age, business address and residence address of each Nominee, (ii) the principal occupation or employment of each Nominee, (iii) the number of shares of capital stock of the Company which are beneficially owned by each Nominee, and (iv) such other information concerning each Nominee as would be required, under the rules of the Securities and Exchange Commission, in a proxy statement soliciting proxies for the election of the Nominees as Directors; and (2) "Exhibit B", comprising the signed consent of each Nominee to serve as a Director of the Company, if elected.

       Neither this letter nor its delivery to you is intended to be an acknowledgment that Section 9 (c) of Article I of the Company's By-Laws is valid or properly applicable to Bedford or the Nominees, nor a waiver of any right to challenge the adoption of such By-Law, its validity, its application, or any other aspects thereof.


                                        Very truly yours,

                                        BEDFORD FALLS INVESTORS, L.P.


                                        By: Metropolitan Capital Advisors, L.P.,
                                            General Partner



                                        By: Metropolitan Capital Advisors, Inc.,
                                            General Partner



                                        By: /s/ JEFFREY E. SCWARTZ
                                        _________________________________
                                            Jeffrey E. Schwarz
                                            Chief Executive Officer

                                   EXHIBIT A


(i)  JEFFREY E. SCHWARZ, AGE 36

     Business Address:                        Metropolitan Capital Advisors, Inc.
                                              660 Madison Avenue, 20th Floor
                                              New York, NY 10021

     Residence Address:                       211 East 70th Street
                                              Apt. 23A
                                              New York, NY 10021

     LAWRENCE E. GOLUB, AGE 35

     Business Address:                        Golub Associates
                                              230 Park Avenue
                                              New York, NY 10169

     Residence Address:                       1125 Park Avenue
                                              New York, NY 10128


     MICHAEL P. FLEISCHER, AGE 39

     Business Address:                        Active Management Group, Inc.
                                              1418 So. 5th Street
                                              Tacoma, WA 98405

     Residence Address:                       4 Rachel Drive, Apt. 14
                                              Jackson, TN 38305


     JOSEPH F. MAZZELLA, AGE 42

     Business Address:                        Lane Altman & Owens
                                              101 Federal Street
                                              Boston, MA 02110

     Residence Address:                       115 Bogle Street
                                              Weston, MA 02193

ROBERT F. LIETZOW, JR., AGE 30

Business Address:                             Metropolitan Capital Advisors, Inc.
                                              660 Madison Avenue, 20th Floor
                                              New York, NY 10021

Residence Address:                            254 East 68th Street
                                              Apt. 27F
                                              New York, NY 10021


(ii) Jeffrey E. Schwarz's principal occupation is Chief Executive Officer of Metropolitan Capital Advisors, Inc., a firm that provides investment management services.

         Lawrence E. Golub's principal occupation is President of Golub Associates, a firm that provides private equity investment management services.

         Michael P. Fleischer's principal occupation is Chief Executive Officer of Active Management Group, Inc., a firm that provides turnaround management services.

         Joseph F. Mazzella's principal occupation is practicing law as a partner of Lane Altman & Owens, a law firm.

         Robert F. Lietzow's principal occupation is Vice President of Metropolitan Capital Advisors, Inc., a firm that provides investment management services.

(iii) Jeffrey E. Schwarz beneficially owns 277,100 shares of capital stock of the Company by virtue of holding shared dispositive and shared voting control over those shares of capital stock of the Company held by Bedford.

         Lawrence E. Golub beneficially owns no shares of capital stock of the Company.

         Michael P. Fleischer beneficially owns no shares of capital stock of the Company.

         Joseph F. Mazzella beneficially owns no shares of capital stock of the Company.

         Robert F. Lietzow, Jr., beneficially owns 800 shares of capital stock of the Company.

(iv) JEFFREY E. SCHWARZ has been Chief Executive Officer and a director of Metropolitan Capital Advisors, Inc., a firm that provides investment management services since July 1992. Mr. Schwarz served as President of Metropolitan Capital Group, Inc., a firm providing investment management and investment banking services from August 1990 until June 1992. Since August 1992, Mr. Schwarz has also been Chairman of EK Management Corp., the general partner of EK Associates, L.P. (also known as Ekco/Glaco Ltd.), a limited partnership engaged in manufacturing.

         LAWRENCE E. GOLUB has, since October 1994, been President of Golub Associates Incorporated, an investment and financial advisory firm that he founded and owns. From September 1993 to October 1994, Mr. Golub was a Managing Director of Bankers Trust Company, where he participated in structuring, recapitalizing, hedging and selling public and private equity investments. From September 1992 to August 1993, Mr. Golub was a White House Fellow, serving as Special Assistant to the Secretary of Health and Human Services and as policy coordinator for the President's cabinet-level health care reform group. Mr. Golub was a Managing Director of Wasserstein Perella & Co., Inc. from February 1990 to August 1992, specializing in corporate finance, and was a Vice President of Allen & Company Incorporated, a private investment banking firm, from 1985 to 1990.

         MICHAEL P. FLEISCHER has been principal and the Chief Executive Officer of Active Management Group, Inc., a firm that provides turnaround management services ("AMG"), since May 1990. Since August 1992, Mr. Fleischer has been a principal and the President of EK Management Corp., the general partner of EK Associates, L.P. (also known as Ekco/Glaco Ltd.), a limited partnership engaged in manufacturing. As Chief Executive Officer of AMG, Mr. Fleischer provides management services to EK Associates. Prior thereto, Mr. Fleischer served as a consultant at McKinsey & Co., Inc. from September 1985 until April 1990. From September 1979 until August 1983, Mr. Fleischer served in the U.S. Foreign Service. Mr. Fleischer served as a director of Alliant Techsystems Inc. from August 1994 until March 1995.

         JOSEPH F. MAZZELLA has been a partner at the law firm of Lane Altman & Owens in Boston, Massachusetts, since 1985. Mr. Mazzella joined Lane Altman & Owens as an associate in 1980 and, prior thereto, was an attorney with the Securities and Exchange Commission in Washington, D.C. Mr. Mazzella is a director of Alliant Techsystems Inc. ("Alliant"), and has so served since August 1994. Mr. Mazzella chairs the Compensation Committee of the Board of Directors of Alliant and is a member of the Audit Committee thereof.

         ROBERT F. LIETZOW, JR. is a Vice President of Metropolitan Capital Advisors, Inc., and has so served since November 1994. During the period from February 1992 until October 1994, Mr. Lietzow was the Managing Director of Lietzow Investments, an investment management company. From June 1989 until February 1991, Mr. Lietzow was an associate at Equity Group Holdings, Inc., an investment holding company.

       Except as set forth in the tables attached to this Exhibit A, to the best knowledge of Bedford, none of Bedford, any of the Nominees, nor any associate of any of the foregoing person (i) owns beneficially, directly or indirectly, or has the right to acquire, any securities of the Company or any parent or subsidiary of the Company, (ii) owns any securities of the Company of record but not beneficially, (iii) has purchased or sold any securities of the Company within the past two years, (iv) has incurred indebtedness for the purpose of acquiring or holding securities of the Company, (v) is or has been a party to any contract, arrangement or understanding with respect to any securities of the Company within the past year, (vi) has been indebted to the Company or any of its subsidiaries since the beginning of the Company's last fiscal year or (vii) has any arrangement or understanding with respect to future employment by the Company or with respect to any future transactions to which the Company or any of its affiliates will or may be party. In addition, to the best knowledge of Bedford, none of Bedford, any of the Nominees, nor any associate or immediate family member of any of the foregoing persons has had or is to have a direct or indirect material interest in any transaction with the Company during the Company's last fiscal year, or any proposed transaction, to which the Company or any of its affiliates was or is a party.

       Except as set forth in this Exhibit A, none of the corporations or organizations in which any of the Nominees has conducted his principal occupation or employment was a parent, subsidiary or other affiliate of the Company and none of the Nominees holds any position or office with the Company, has any family relationship with any executive officer or director of the Company or each other, or has been involved in any legal proceedings of the type required to be disclosed by the rules governing this solicitation.

       Metropolitan Capital Advisors, Inc. is a general partner of Metropolitan Capital Advisors, L.P., which is the general partner of Bedford.

         Mr. Golub's spouse is the President and a director of Metropolitan Capital Advisors, Inc.

                          TRANSACTIONS IN SHARES OF
                   NATIONAL CONVENIENCE STORES INCORPORATED


         The following table sets forth information with respect to all purchases and sales of shares of Common Stock of the Company by the Nominees during the past two years:


                             No. of Shares
                            of Common Stock
  Trade Date                Purchased (Sold)
  ----------                ----------------
         JEFFREY E. SCHWARZ (1)(2)

  01/19/95                        4,000
  01/20/95                       10,000
  01/23/95                       10,700
  01/24/95                       10,000
  01/25/95                        5,000
  01/26/95                       68,400
  01/27/95                        4,000
  01/30/95                        5,000
  01/31/95                        2,000
  02/01/95                       10,000
  02/06/95                        5,000
  02/08/95                       10,000
  03/17/95                        6,000
  03/20/95                        8,400
  03/21/95                        2,800
  03/23/95                        4,000
  03/29/95                        5,000
  03/31/95                        5,000
  04/18/95                        5,500
  05/17/95                       10,000
  05/19/95                       11,500
  05/22/95                       10,000
  05/23/95                        4,100
  05/24/95                        5,000
  05/25/95                        5,000
  05/26/95                       15,000
  05/30/95                       15,000
  05/31/95                        9,000
  06/01/95                      (22,100)
  06/05/95                       16,000

<Captiion>
                             No. of Shares
                            of Common Stock
  Trade Date                Purchased (Sold)
  ----------                ----------------
       JEFFREY E. SCHWARZ (continued)
  06/07/95                        5,000
  06/08/95                        1,700
  06/09/95                        4,200
  06/12/95                        6,900


           ROBERT F. LIETZOW, JR.

  01/19/95                          400
  05/26/95                          400


(1) All transactions by Jeffrey E. Schwarz are by virtue of his holding shared dispositive and shared voting power over shares of Common Stock and no shares are owned directly by Mr. Schwarz.

(2) Some part of the purchase price of the shares bought was borrowed pursuant to a margin account. The portion of such funds provided by margin borrowing is not readily determinable and varies from time to time as a result of varying margin account availability and other, unrelated, ongoing transactions in such accounts. As of August 8, 1995, the amount of such indebtedness attributable to Common Stock of the Company on a pro rata basis is approximately $530,640.

                    INFORMATION CONCERNING STOCK HOLDINGS

         The following sets forth the name, business address, and the number of shares of common stock, par value $.01 per share of the Company ("Common Stock") beneficially owned by the Nominees and Bedford.


                                                                              No. of Shares
                                                                              of Common Stock
                                           Business                             Beneficially            Percent
              Name                         Address                                 Owned               of Class
              ----                         --------                                -----               --------
 Jeffrey E. Schwarz              Metropolitan Capital Advisors,  Inc.              277,100(1)            4.58%
                                 660 Madison Avenue, 20th Floor
                                 New York, NY 10021

 Bedford Falls Investors, L.P.   Metropolitan Capital Advisors,  Inc.              277,100               4.58%
                                 660 Madison Avenue, 20th Floor
                                 New York, NY 10021

 Robert F. Lietzow,  Jr.         Metropolitan Capital Advisors, Inc.                   800              0.013%
                                 660 Madison Avenue, 20th Floor
                                 New York, NY 10021

____________

(1) Mr. Schwarz does not own any shares of the Common Stock directly, but may be deemed to have beneficial ownership by virtue of holding shared dispositive and shared voting power over all shares held by Bedford Falls Investors, L.P.

                                  EXHIBIT B

        Jeffrey E. Schwarz, the undersigned, does hereby consent to serve as a Director of National Convenience Stores Incorporated if so elected.



August 9, 1995                                  /s/  Jeffrey E. Schwarz
_____________________________                   _____________________________
Date                                            [Signature]

        Lawerence E. Golub, the undersigned, does hereby consent to serve as a Director of National Convenience Stores Incorporated if so elected.



August 9, 1995                                  /s/  Lawerence E. Golub
_____________________________                   ______________________________
Date                                            [Signature]

        Michael P. Fleischer, the undersigned, does hereby consent to serve as a Director of National Convenience Stores Incorporated if so elected.



August 9, 1995                                  /s/  Michael P. Fleischer
_____________________________                   ____________________________
Date                                            [Signature]

        Joseph F. Mazzella, the undersigned, does hereby consent to serve as a Director of National Convenience Stores Incorporated if so elected.



August 10, 1995                                 /s/  JOSEPH F. MAZZELLA
_____________________________                   _______________________________
Date                                            [Signature]

        Robert F. Lietzow, Jr., the undersigned, does hereby consent to serve as a Director of National Convenience Stores Incorporated if so elected.



August 9, 1995                                  /s/  ROBERT F. LIETZOW, JR.
_____________________________                   _______________________________
Date                                            [Signature]